UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 9, 2004



                           PENDER INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                        000-50045                      33- 0823179
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



      123 Commerce Valley Drive East, Suite 300, Thornhill, Ontario, Canada
                    (Address of principal executive offices)

                                     L3T 4Y3
                                   (Zip Code)


       Registrant's telephone number, including area code: (416) 666-2021


          1445 Marpole Avenue, Suite 409, Vancouver, BC, Canada V6H 1S5 (Former name or former address, if changed since last report)


              Total sequentially numbered pages in this document: 4
                                       ---

                        Exhibit Index appears on page 4.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 9, 2004 Pender International, Inc. (Pender) acquired 100% of IMM Investments Inc. (IMM), thus making IMM a wholly owned subsidiary of Pender. Pender acquired IMM from KJ Holding Inc. (KJ), an Ontario Corporation, by issuing KJ 3,000,000 restricted shares of Pender in exchange for 100% of the issued and outstanding stock in IMM.

     As a result of this acquisition, KJ Holding Inc. (KJ) now holds 36.523% of Pender's issued and outstanding common stock. Further, KJ is wholly owned by Kalano Jang, the father of Kalson Jang who is Chairman of Pender's Board of Directors.

     IMM controls approximately 30% of Armistice Resources Ltd. (Armistice) a Canadian mining company that has interests in mining properties near Kirkland Lake, Ontario. IMM acquired its interest in Armistice when it purchased 20,000,000 Common Share units of Armistice on June 30, 2004 through a Private Placement offering made by Armistice in the Province of Ontario. Each unit consists of one common share and one common share purchase warrant. IMM invested a total of $2,000,000 in that Private Placement.

     The interests Armistice holds near Kirkland Lake are in the Virginiatown Gold Project, 100 Government Rd. West in Virginiatown, Ontario. Exploration of this property began in 1974 through an option agreement between Sheldon Larder Mines and Kerr Addison Mines Ltd. It is believed that the ore body encountered on the property is a deeply displaced western extension of the rich Kerr Addison ore bearing system. The adjacent Kerr Addison mine produced approximately 12,000,000 ounces of gold during its 58 year production life. The Armistice technical report 43-101 dated June 6, 2004 available on SEDAR for review indicates a mineable mineral resource in the first stage of production of 477,379 tons of ore grading 0.229 oz/ton and 201,001 tons grading 0.378 oz/ton as well as promising deep drilling results intersecting gold bearing zones in the Kerr Formation down to at least 5,600 feet below surface. In it's current state Armistice has invested approximately $50,000,000 in infrastructure including a headframe and surface assets, a 10ft. diameter double drum production hoist, a vertical production capacity shaft to a depth of 2,500 ft., 6,000 ft. of underground works including drifts and cross cuts isolating the initial shallow ore body in the "West" and "East" mine areas as well as a deep drilling station at the 2,250 ft. level for further exploration.

     Armistice ceased production in 1996 at the cusp of the down trend in the gold market and shortly after announcing a bulk sample extraction from the shallow ore body. The company intends to commence rehabilitation including mine dewatering and safety re-certification procedures with a target for production before the end of 2004.

     The description contained in this Item 2 of the transactions affected under the Acquisition Agreement is qualified in its entirety by reference to the full text of the Agreement, which is included as Exhibit 2.2 hereto.

     A copy of the press release issued by Pender International, Inc. is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     The audited and interim unaudited financial statements of IMM Investments Inc. required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(b)  Pro forma financial information.

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

(c)  Exhibits.

2.1  Acquisition Agreement, dated as of July 9, 2004.

99.1 Press Release dated July 13, 2004 by Pender International, Inc.




          ===========================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDER INTERNATIONAL, INC.


Date:  July 13, 2004                         /s/ Michael Ciavarella
                                             ------------------------------
                                             Name:    Michael Ciavarella
                                             Title:   President


          ===========================================================

                                  EXHIBIT INDEX



2.1  Acquisition Agreement, dated as of July 9, 2004.

99.1 Press Release dated July 13, 2004 by Pender International, Inc.

EXHIBIT 2.1

      ACQUISITION AGREEMENT made this 9th day of July, 2004 BY AND BETWEEN


1.   THE PARTIES AND PURPOSE OF AGREEMENT

1.1 The Shareholders ("Vendors") of IMM Investments Inc., a corporation incorporated in the Province of Ontario, Canada, ("Acquiree") and

1.2  Pender International, Inc., a Delaware corporation, (the "Buyer"),

1.3 Agree that Vendors will sell and Buyer will buy Acquiree on the terms and conditions set forth herein.


2.   PURCHASE PRICE AND TERMS

2.1  Vendors and Buyer agree as follows:

     (a) Buyer will buy 100% of Acquiree and all assets of Acquiree, tangible and intangible, by issuing to Vendors three million (3,000,000) shares of Buyer's common stock. Such stock will be classified as restricted stock and may not be resold by Vendor absent a registration or an exemption from registration under the Securities Act of 1933.

     (b)  Closing shall take place upon execution of this Agreement.


3.   RECITALS, REPRESENTATIONS AND WARRANTIES

3.1 Buyer has been advised by Vendors that Vendors represent and warrant that now and at the completion of the transactions contemplated herein:

     (a) Acquiree is duly incorporated and validly subsisting under the laws of the Province of Ontario and is up to date in filings with the Province of Ontario.

     (b) Acquiree is authorized to issue an unlimited number of common shares, without par value.

     (c)  Acquiree has a total of one shareholders.

     (d) Shareholders are the registered, and beneficial holders of a total of 100 common shares of Acquiree and will deliver all such common shares to Buyer (the "Purchased Shares") herewith.

     (e) No person holds or shall hold any securities convertible into any shares of Acquiree nor has any agreement, warrant, option, right or privilege that is or is capable of becoming an agreement warrant, option, right or privilege for the purchase of any unissued shares of Acquiree.

     (f) There are no actions, suits or proceedings pending or threatened against or affecting Acquiree at law or in equity or before any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality. There are no proceedings or actions pending to limit or impair any of the powers, rights and privileges of the corporation, or to dissolve the corporation.

     (g) Acquiree has the requisite corporate power and authority to own properties and to carry on business in all material respects as it is now being conducted and as proposed to be conducted. Acquiree is qualified to do business in each jurisdiction in which the conduct of business or the ownership of properties requires such qualification.

     (h) The entering into and completion of the transaction contemplated herein by Vendors shall not violate the laws of the United States or of Canada or of the State of Delaware or of the Province of Ontario.

     (i) Acquiree has no assets, no liabilities, and no contingent liabilities other than as disclosed in the balance sheet attached hereto.

     (j) There are no legal actions, suits, arbitration or other legal, administrative or governmental proceedings pending or, to the best of Vendors' knowledge, threatened against Acquiree or its properties, assets or business which, if determined adversely, would have a material adverse effect on Acquiree or its properties, assets or business; and neither Acquiree nor any of its officers is aware of any facts, which might result in or form the basis for any such action, suit or other proceeding.

     (k) The business of Acquiree has been and is being conducted in compliance with applicable law.

     (l) Acquiree is not in default with respect to any judgment order or decree of any court or any governmental agency or instrumentality.

     (m) Acquiree is not in default in any income tax, franchise tax, any other tax rate, charge or levy, statutory withholdings, licenses, corporations, or regulatory filings or payments required to be made thereunder.

     (n) The information contained in the unaudited financial statements of Acquiree for the fiscal years ended December 31, 2002 and 2003 contain an accurate representation of the business and affairs of Acquiree as of the date hereof. There has been no material adverse change in the financial condition or business, assets, or properties of Acquiree since the date of such financial statements.

     (o) Vendors have the right, power, and capacity to sell the Purchased Shares to the Buyer free and clear of encumbrances.

     (p) This agreement has been duly executed and delivered by Vendors and is a valid and binding agreement on the part of Vendors that is enforceable against Vendors in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application affecting enforcement of creditors debts or by general principles of equity.

     (q) The execution, delivery or performance by Vendors of this agreement, or compliance with the terms and provisions hereof, or the consummation of the transactions contemplated hereby will not;

          (i) contravene any applicable law, statute, rule, regulation, order, writ, injunction or decree of any Federal, state or local government, court or governmental department commission, board, bureau, agency or instrumentality;

          (ii) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default (either immediately or with notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement or instrument or any other material agreement or instrument to to which Vendors or Acquiree is a party or by which it may be bound; or

          (iii) violate any provisions of the articles of incorporation or bylaws of Acquiree, as amended.

     (r) No representation or warranty contained in this paragraph 2.1, and no statement contained in any schedule, certificate, list summary or other disclosure document provided or to be provided to Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

3.2 Vendors represent and warrant that both before and after the date of closing they will take all steps and execute all documents reasonably necessary and proper to facilitate the completion of the transactions contemplated herein.


4    DELIVERIES

4.1 Contemporaneously with delivery to Vendors of the 3,000,000 shares issued by Buyer, Vendors will deliver to Buyer the following (the "Deliveries"):

     (a) Up to date minute book, articles of incorporation, and by-laws of Acquiree;

     (b) Current Certificates of Good Standing for Acquiree issued by the Province of Ontario;

     (c)  Minutes of all shareholder and director meetings of Acquiree;

     (d) Signed resignations of all directors of Acquiree and resolutions appointing to the board of directors the nominees of Purchaser,

     (e) Stock certificates representing the Purchased Shares, made out in the names of existing shareholders;

     (f)  Stock transfer records for Acquiree current up to the date of closing;

     (g) A balance sheet for Acquiree current to the end of the most recent quarter;

     (h) Letter of instruction and direction to Acquiree's auditors and lawyers authorizing them to take instruction from Buyers nominee;

5    DUE DILIGENCE

5.1 Shareholders shall make available in the Town of Thornhill, Ontario the following documents (the "Disclosure") to Buyer and Buyer's authorized representatives, on a confidential basis, for purposes of due diligence, all documents reasonably required by Buyer, including:

     (a) Up to date minute book, articles of incorporation, and by-laws of Acquiree;

     (b)  List of shareholders of Acquiree current as of the date of closing;

     (c)  The original or a photocopy of current Certificates of Good Standing;

     (d) Minutes of all shareholder and director meetings of Acquiree; Stock certificates representing the Purchased Shares, made out in the name of existing shareholders;

     (e)  Stock transfer records for Acquiree current up to the date of closing;

     (f) A balance sheet for Acquiree current to within thirty (30) days of the date hereof;

5.2 Buyer acknowledges that Buyer has reviewed all due diligence materials provided by Acquiree and Vendor and has found them acceptable.

6    GENERAL

6.1 Representations and warranties contained herein shall survive the date of closing and notwithstanding the closing of the transaction herein shall continue in full force and effect for a period of twelve (12) months after the date of closing. Undertakings and obligations which are not completed by the date of closing shall continue and shall not merge in the completed agreement on closing.

6.2 Execution and acceptance of this Agreement and any amendments, notices and/or waivers related thereto may be communicated by telecopier/facsimile machine by either party to the other and such communication shall be binding upon the parties so long as such communication is legible in its entirety.

6.3 Notice may be given to a party by personal service (in which event, notice is deemed given when received), by pre-paid post (in which event notice is deemed given at 2:00 p.m. on the next day after the date of mailing), or by telecopier/facsimile transmission (in which event notice is deemed to be given at the time and on the date of the transmittal report). Notice may be given at the following addresses:

          (a) to Vendors: c/o Minh Ngoc Pham, 5124 Rothesay Court, Mississauga, ON, L5M 4Y3
          (b) to Buyer: c/o Kalson G. H. Jang, 123 Commerce Valley Drive East, Suite 300, Thornhill, ON, L3T 4Y3

6.4  The recitals are an integral part of this Agreement.

6.5 This agreement may be executed in counterparts and delivered by facsimile transmission. All such counterparts shall be read as one agreement.


7    EXECUTION

7.1 As evidence of their agreement, the parties have signed this Agreement on the date set opposite their respective names.



     KJ Holding Inc., Vendor



     /s/ Kalano Y. L. Jang                         July 9, 2004
     ------------------------------------          ------------
     By: Kalano Y. L. Jang, its President               Date



         Pender International Inc.,  Buyer



     /s/ Minh Ngoc Pham                            July 9, 2004
     ---------------------------------             ------------
     By: Minh Ngoc Pham, its Secretary                  Date

EXHIBIT 99.1

Pender International Inc. Announces Closing of Acquisition of 100% of IMM Investments Inc.

     TORONTO--(BUSINESS WIRE)--July 13, 2004--Pender International Inc. announced today that it acquired IMM Investments Inc., formerly a wholly owned subsidiary of KJ Holding Inc., an Ontario Corporation, on July 9, 2004. Pender issued 3,000,000 restricted shares of its common stock in exchange for 100% of IMM Investments Inc.
     Pender International Inc. also announced the decision by its board of directors to split its stock, seven shares for each one share currently outstanding (7 for 1). The record date of the stock split will be July 23, 2004. Share certificates will be mailed to shareholders of record as of that date. No action on the part of shareholders is required.
     IMM Investments Inc. controls approximately 30% of Armistice Resources Ltd. ("Armistice") (unlisted), a Canadian mining company that has interests in mining properties near Kirkland Lake, Ontario. IMM acquired 20,000,000 Common Share units (each unit consists of one common share and one common share purchase warrant) of Armistice Resources Ltd. on June 30, 2004 through a Private Placement offering in the Province of Ontario by subscribing gross proceeds of $2,000,000 to a recently announced Private Placement of Armistice Resources Ltd.
     Armistice has interests in the Virginiatown Gold Project, 100 Government Rd. West, Virginiatown, Ontario. Exploration of this property began in 1974 through an option agreement between Sheldon Larder Mines and Kerr Addison Mines Ltd. It is believed that the ore body encountered on the property is a deeply displaced western extension of the rich Kerr Addison ore bearing system. The adjacent Kerr Addison mine produced approximately 12,000,000 ounces of gold of its 58-year production life. The Armistice technical report 43-101 dated June 6, 2004 available on SEDAR for review indicates a mineable mineral resource in the first stage of production of 477,379 tons of ore grading 0.229 oz/ton and 201,001 tons grading 0.378 oz/ton as well as promising deep drilling results intersecting gold bearing zones in the Kerr Formation down to at least 5,600 feet below surface. In its current state Armistice has invested approximately $50,000,000 in infrastructure, including a headframe and surface assets, a 10ft. diameter double drum production hoist, a vertical production capacity shaft to a depth of 2,500 ft., 6,000 ft. of underground works, including drifts and cross cuts isolating the initial shallow ore body in the "West" and "East" mine areas, as well as a deep drilling station at the 2,250 ft. level for further exploration.
     Armistice ceased production in 1996 at the cusp of the down trend in the gold market and shortly after announcing a bulk sample extraction from the shallow ore body. The company intends to commence rehabilitation including mine dewatering and safety re-certification procedures with a target for production before the end of 2004.
     The Armistice Private Placement was completed pursuant to partial revocation in Ontario of the cease trade order imposed by the Ontario Securities Commission on June 6, 2003. The Corporation intends to apply for a full revocation of the cease trade order after completing a further reorganization of some of the Corporation's affairs, including the holding of an annual and general meeting of the Corporation's shareholders, the completion of the Corporation's audited financial statements for the year ended June 30, 2004 and the completion of some of the recommended work outlined in the recently filed Revised Technical Report.

     CONTACT: Pender International Inc.
              Michael Ciavarella, President and CEO
              905-882-9728, ext. 356